Supplement dated March 19, 2014

Supplement to

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Prospectus Dated May 1, 2013

Effective on or after April 1, 2014, the Investment Adviser to the Funds, Mutual of America Capital Management Corporation, will convert from a corporation to a limited liability company and will be renamed Mutual of America Capital Management LLC. The conversion will have no material effect on the Funds.

The Mutual of America Institutional Funds, Inc. Board of Directors has approved a revised Principal Investment Strategy for the All America Fund, effective May 1, 2014, as discussed below.

All America Fund

Changes to Principal Investment Strategy. A portion of the Fund’s assets is indexed and a portion is actively managed.

—	Approximately 60% of the Fund’s assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks. This will not change.

—	Currently, approximately 40% of the Fund’s assets are managed by the Adviser, with approximately 20% of the Fund’s assets invested in large-cap stocks, approximately 10% invested in small- and mid-cap growth stocks and approximately 10% in small- and mid-cap value stocks. Effective May 1, 2014, approximately 20% of the Fund’s assets will be invested in large and mid-cap growth and value stocks, approximately 10% invested in small-cap growth stocks and approximately 10% in small-cap value stocks